Exhibit 99.3

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                    May, 1998
           Series 1998-02, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                  $          313,990.72
                                                             -------------------
        (b)    Interest                                   $        2,674,852.58
                                                             -------------------
        (c)    Total                                      $        2,988,843.30
                                                             -------------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                  $          273,538.25
                                                             -------------------
        (b)    Interest                                   $        2,329,433.72
                                                             -------------------
        (c)    Total                                      $        2,602,971.97
                                                             -------------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                  $           40,452.47
                                                             -------------------
        (b)    Interest                                   $          345,418.86
                                                             -------------------
        (c)    Total                                      $          385,871.33
                                                             -------------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                  $          275,747.46
                                                             -------------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                  $        6,405,376.49
                                                             -------------------
        (b)    Interest                                   $           41,141.69
                                                             -------------------
        (c)    Total                                      $        6,446,518.18
                                                             -------------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                  $                0.00
                                                             -------------------
        (b)    Interest                                   $                0.00
                                                             -------------------
        (c)    Total                                      $                0.00
                                                             -------------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                  $                0.00
                                                             -------------------
        (b)    Interest                                   $                0.00
                                                             -------------------
        (c)    Total                                      $                0.00
                                                             -------------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                     $                0.00
                                                             -------------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                           $                0.00
                                                             -------------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                  $                0.00
                                                             -------------------
        (b)    Interest                                   $                0.00
                                                             -------------------
        (c)    Total                                      $                0.00
                                                             -------------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                  $                0.00
                                                             -------------------
        (b)    Interest                                   $                0.00
                                                             -------------------
        (c)    Total                                      $                0.00
                                                             -------------------

12.     Pool Scheduled Principal Balance:                 $      416,231,001.51
                                                             -------------------

13.     Available Funds:                                  $        9,462,240.56
                                                             -------------------

14.     Realized Losses for prior month:                  $                0.00
                                                             -------------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                          $                     0.00
                                                        ------------------------

17.      Compensating Interest Payment:              $                 7,516.54
                                                        ------------------------

18.      Total interest payments:                    $             2,467,125.90
                                                        ------------------------

19. Interest
            Accrued        Unpaid Class
          Certificate       Interest          Interest
Class      Interest        Shortfalls          Payable           Pay-out Rate
-----      --------        ----------          -------           ------------
R       $         0.00   $      0.00   $           0.00       %    0.000000000
PO      $         0.00   $      0.00   $           0.00       %    0.000000000
A1      $   109,916.68   $      0.00   $     109,916.68       %    6.999999988
A2      $    21,583.33   $      0.00   $      21,583.33       %    6.999998919
A3      $   137,216.58   $      0.00   $     137,216.58       %    7.000000240
A4      $   143,272.50   $      0.00   $     143,272.50       %    7.000000000
A5      $   198,686.24   $      0.00   $     198,686.24       %    6.999999853
A6      $   338,834.14   $      0.00   $     338,834.14       %    6.999999909
A7      $    57,166.67   $      0.00   $      57,166.67       %    7.000000408
A8      $     5,572.18   $      0.00   $       5,572.18       %    7.249997579
A9      $    26,708.07   $      0.00   $      26,708.07       %    6.949999825
A10     $    19,250.00   $      0.00   $      19,250.00       %    7.000000000
A11     $   128,283.85   $      0.00   $     128,283.85       %    6.999999791
A12     $ 1,169,116.24   $      0.00   $   1,169,116.24       %    7.000000026
M       $    45,919.72   $      0.00   $      45,919.72       %    7.000000569
B1      $    26,239.84   $      0.00   $      26,239.84       %    7.000000569
B2      $    13,119.92   $      0.00   $      13,119.92       %    7.000000600
B3      $    13,119.92   $      0.00   $      13,119.92       %    7.000000600
B4      $     3,934.81   $      0.00   $       3,934.81       %    6.999997168
B5      $     9,185.21   $      0.00   $       9,185.21       %    6.999999149

20.     Principal Distribution Amount:                      $      6,995,114.66
                                                                ----------------

21.     Principal Distribution Amount per Certificate:

                           Principal Distribution           Accrual Amount
                           ----------------------           --------------
        Class R       $                        0.00       $           0.00
        Class PO      $                      270.87       $           0.00
        Class A1      $                  494,567.44       $           0.00
        Class A2      $                        0.00       $           0.00
        Class A3      $                  461,840.66       $           0.00
        Class A4      $                        0.00       $           0.00
        Class A5      $                        0.00       $           0.00
        Class A6      $                1,572,153.43       $           0.00
        Class A7      $                        0.00       $           0.00
        Class A8      $                   19,652.81       $           0.00
        Class A9      $                   98,264.13       $           0.00
        Class A10     $                        0.00       $           0.00
        Class A11     $                   16,313.68       $           0.00
        Class A12     $                4,317,869.88       $           0.00
        Class SUP     $                        0.00       $           0.00
        Class M       $                    5,839.55       $           0.00
        Class B1      $                    3,336.88       $           0.00
        Class B2      $                    1,668.44       $           0.00
        Class B3      $                    1,668.44       $           0.00
        Class B4      $                      500.38       $           0.00
        Class B5      $                    1,168.07       $           0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                          $                0.00
                                                             -------------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                          $                0.00
                                                             -------------------

24.     Subordinate Certificate Writedown Amount:         $                0.00
                                                             -------------------

                                                    Accumulative
        Class         Supported Shortfall       Supported Shortfall
        -----         -------------------       -------------------
          B1        $               0.00     $                0.00
          B2        $               0.00     $                0.00
          B3        $               0.00     $                0.00
          B4        $               0.00     $                0.00
          B5        $               0.00     $                0.00

25.     Unanticipated Recoveries:                         $                0.00
                                                             -------------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:                        Yes         No
                                                   ---         --
         Class-B1                                   X
         Class-B2                                   X
         Class-B3                                   X
         Class-B4                                   X
         Class-B5                                   X

 2.     Base Servicing Fee amount:                         $          88,714.05
                                                             -------------------

 3.     Supplemental Servicing Fee amount:                 $         161,168.87
                                                             -------------------

 4.     Credit Losses for prior month:                     $               0.00
                                                             -------------------
                                                  Category  Category  Category
                                                     A          B         C
 5.     Senior Percentage:           % 95.479784    N/A        N/A       N/A
                                      -----------  -----    -------    ------

 6.     Group I Senior Percentage:
                                     %       N/A    N/A        N/A       N/A
                                      -----------  -----    -------    ------

 7.     Group II Senior Percentage:
                                     %       N/A    N/A        N/A       N/A
                                      -----------  -----    -------    ------

 8.     Senior Prepayment Percentage:
                                     %100.000000    N/A        N/A       N/A
                                      -----------  -----    -------    ------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A    N/A        N/A       N/A
                                      -----------  -----    -------    ------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A     N/A       N/A       N/A
                                      -----------   -----    -------    ------

 11.    Junior Percentage:           %  4.520216
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.


                                            By:  /s/ Mike Whiting
                                            -------------------------------
                                            Name:    Mike Whiting
                                            Title:   Vice President,
                                                     Escrow Operations